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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12


                             Heritage Commerce Corp
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 3) (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5) Total fee paid:
     ___________________________________________________________________________


PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3) Filing Party:

     ___________________________________________________________________________

     4) Date Filed:
     ___________________________________________________________________________

================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      =====================================


                                    FORM 8-K

                      =====================================


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2004

                             HERITAGE COMMERCE CORP
                             ______________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      CALIFORNIA                     000-23877                  77-0469558
      __________                     _________                  __________
 (STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

                              150 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113
                           __________________________
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (408) 947-6900
                                 ______________
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 ______________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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


ITEM 9. REGULATION FD DISCLOSURE

On May 13, 2004, analysts with Keefe Bruyette & Woods, an investment firm which specializes in financial services, met with representatives of the Company to discuss the Company's business focus. Among those present were Ranson Webster, a recently-appointed member of the Company's board, who made the following observations which reflect his personal views and not necessarily those of the board of directors or management:

-- the Company would not be interested in a business combination at a price of $18 to $20 per share, but only at levels well above current deal prices of 2.5 to 3 times book value per share

In addition, Richard L. Conniff, the Company's President and Chief Operating Officer, reiterated the Company's prior statements that it seeks to perform in the top quartile of its competitors, which would be reflected by achieving a return on assets of 1.25% in the short term and 1.50% in a five-year period and growth rates of 15% to 20%.





================================================================================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2004                  Heritage Commerce Corp


                                     BY:  /s/ WILLIAM DEL BIAGGIO, JR.
                                        _____________________________________
                                        Name: William Del Biaggio, Jr.
                                              Interim Chief Executive Officer


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